SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2003

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

1-13165	59-2417093
(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard N.W., Kennesaw, Georgia 30144
(Address of principal executive offices, including zip code)

(770) 419-3355
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On July 11, 2003, CryoLife, Inc. (“CryoLife”) issued a press release relating to products liability cases and related insurance coverage. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated July 11, 2003, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by CryoLife are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the “Risk Factors” contained in the press release and in CryoLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 11, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.
Date: July 15, 2003	By: /s/ D.Ashley Lee Name: D. Ashley Lee Title: Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description	Page

99.1	Press Release dated July 11, 2003	5

4